Offerings - Offering: 1	Feb. 24, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.80% Senior Notes Due 2031
Amount Registered | shares	550,000,000
Proposed Maximum Offering Price per Unit	0.99837
Maximum Aggregate Offering Price	$ 549,103,500.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 75,831.19
Offering Note	Calculation of "Filing Fee Table" shall be deemed to update the "Calculation of Filing Fee Table" table in Registration Statement No. 333-281010 filed on July 25, 2024. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.